UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 26, 2005

Date of report (Date of earliest event reported)

MATRIXONE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29309	02-0372301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Littleton Road

Westford, Massachusetts 01886

(Address of Principal Executive Offices, including Zip Code)

(978) 589-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2005, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, regarding a delay in the release of its financial results for the third quarter ended April 2, 2005.

ITEM 8.01. OTHER EVENTS

On April 26, 2005, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, regarding a delay in the release of its financial results for the third quarter ended April 2, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release dated April 26, 2005 regarding the delay in releasing the financial results of MatrixOne, Inc. for the third quarter ended April 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXONE, INC.

Date: April 27, 2005	By:	/s/ Gary D. Hall
Gary D. Hall
Senior Vice President, Chief Financial Officer and Treasurer (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 26, 2005 regarding the delay in releasing the financial results of MatrixOne, Inc. for the third quarter ended April 2, 2005.